UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220

(Registrant’s telephone number, including area code)

Kindly MD, Inc.

5097 South 900 East, Suite 100, Salt Lake City, UT 84117

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On January 16, 2026, Kindly MD, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”), as approved by the Company’s Board of Directors (the “Board”), to the Company’s Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 17, 2025 (the “Certificate of Incorporation”), to change the Company’s corporate name from “Kindly MD, Inc.” to “Nakamoto Inc.”, effective as of January 21, 2026. The Certificate of Amendment also changes the Company’s address from 5097 South 900 East, Suite 100, Salt Lake City, UT 84117 to 300 10th Ave South, Nashville, TN 37203. A copy of the Company’s Certificate of Incorporation is attached hereto as Exhibit 3.1 and a copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated by reference.

In connection with the Company’s name change, the Board approved the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”, together with the Certificate of Amendment, the “Rebranding”) to reflect the new corporate name, which also became effective on January 21, 2026. No other changes were made to the Company’s bylaws, adopted on December 17, 2025 (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.3 and a copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.4 and incorporated by reference.

The Company’s common stock, par value $0.001 (the “Common Stock”) will continue to trade on the Nasdaq Global Market under the symbol “NAKA”, and the Company’s tradeable warrants to purchase shares of Common Stock will continue to be quoted on the OTC Pink Market under the symbol “NAKAW”. Shareholders are not required to take any action as a result of the name change.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on January 21, 2026 announcing the Rebranding, a copy of which is attached hereto as Exhibit 99.1 (the “Press Release”).

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Incorporation.
3.2	Certificate of Amendment.
3.3	Bylaws.
3.4	Amended and Restated Bylaws.
99.1	Press Release, dated January 21, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: January 21, 2026	By:	/s/ David Bailey
David Bailey
Chief Executive Officer

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